   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2001

                                                            FILE NOS.:   2-91103
                                                                        811-4020

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/

                        POST-EFFECTIVE AMENDMENT NO. 19                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 20                             /X/
                               ------------------

           MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b) _X_ on February 28, 2001 pursuant to paragraph (b) ___ 60 days after filing pursuant to paragraph (a)
        ___ on (date) pursuant to paragraph (a) of rule 485

               Amending the Prospectus and Updating Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  PROSPECTUS - FEBRUARY 28, 2001


Morgan Stanley Dean Witter
                                                 CALIFORNIA TAX-FREE INCOME FUND

                                 [COVER PHOTO]

                     A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT
                           INCOME EXEMPT FROM BOTH FEDERAL AND CALIFORNIA INCOME
                                TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL

  The Securities and Exchange Commission has not approved or disapproved these securities or
passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                           Investment Objective.........                   1
                                   Principal Investment
                                   Strategies...................                   1
                                   Principal Risks..............                   2
                                   Past Performance.............                   5
                                   Fees and Expenses............                   6
                                   Additional Investment
                                   Strategy Information.........                   7
                                   Additional Risk
                                   Information..................                   7
                                   Fund Management..............                   8

Shareholder Information            Pricing Fund Shares..........                   9
                                   How to Buy Shares............                   9
                                   How to Exchange Shares.......                  11
                                   How to Sell Shares...........                  12
                                   Distributions................                  14
                                   Tax Consequences.............                  15
                                   Share Class Arrangements.....                  16

Financial Highlights               .............................                  23

Our Family of Funds                .............................   Inside Back Cover

                                   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION
                                   ABOUT THE FUND.
                                   PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE
                                   REFERENCE.

[Sidebar]
INCOME
AN INVESTMENT OBJECTIVE HAVING THE PRIMARY GOAL OF SELECTING SECURITIES TO PAY OUT INCOME.
[End Sidebar]

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter California Tax-Free Income Fund seeks to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
           The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal and California state income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in investment grade, California municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. These municipal obligations will have the following ratings at the time of purchase:

                           - municipal bonds --             within the four
                                                            highest grades by
                                                            Moody's Investors
                                                            Service Inc.
                                                            ("Moody's"),
                                                            Standard & Poor's
                                                            Corporation ("S&P"),
                                                            or Fitch IBCA, Inc.
                                                            ("Fitch");

                           - municipal notes --             within the two
                                                            highest grades or,
                                                            if not rated, have
                                                            outstanding bonds
                                                            within the four
                                                            highest grades by
                                                            Moody's, S&P or
                                                            Fitch; and

                           - municipal commercial paper -- within the highest
                                                           grade by Moody's, S&P
                                                           or Fitch.

           The Fund may also invest in unrated securities which are judged by the Investment Manager to have comparable quality to the securities described above.


           The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.



           The Fund may invest up to 20% of its net assets in taxable money market instruments, tax-exempt securities of other states and municipalities, and securities that pay interest income subject to the "alternative minimum tax." Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them. See the "Tax Consequences" section for more details.

           Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to finance a wide variety of municipal projects which may include: educational facilities, electric utility, hospitals/healthcare, industrial development/pollution control, single & multi-family housing, transportation and water & sewer facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.


           In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

           CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

           Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state. The Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning these municipalities' abilities to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                           How Interest Rates Affect Bond Prices



                                                                                     PRICE PER $1,000 OF A MUNICIPAL BOND
                                                                                              IF INTEREST RATES:
                                                                                     ------------------------------------
                                                                                       INCREASE*           DECREASE**
                                                                                     --------------    ------------------
                YEARS TO MATURITY        BOND MATURITY     COUPON                     1%       2%        1%         2%
                ---------------------------------------------------------------------------------------------------------
                 1                       2001              3.95%                     $990     $981     $1,010     $1,020
                ---------------------------------------------------------------------------------------------------------
                 5                       2005              4.15%                     $956     $915     $1,046     $1,094
                ---------------------------------------------------------------------------------------------------------
                 10                      2010              4.37%                     $923     $854     $1,084     $1,177
                ---------------------------------------------------------------------------------------------------------
                 20                      2020              5.05%                     $885     $787     $1,136     $1,298
                ---------------------------------------------------------------------------------------------------------
                 30                      2030              5.16%                     $864     $755     $1,170     $1,386
                ---------------------------------------------------------------------------------------------------------



           Source: MUNICIPAL MARKET DATA ( a division of Thomson Financial Municipal Group): "Aaa" yield curve as of 12/31/00. The table is not representative of price changes for inverse floating rate municipal obligations, which typically respond to changes in interest rates to a greater extent than comparable obligations.


            *Assumes no effect from market discount calculation.

           **Assumes bonds are non-callable.

           The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.


           LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.



           PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.



           INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation:
           (i) PLUS the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) MINUS such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, I.E., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

[Sidebar]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.


AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.

[End Sidebar]


           OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments, including the risks associated with its lease obligations investments. For more information about these risks, see the "Additional Risk Information" section.


           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991 10.18%
'92  7.83%
'93  10.97%
'94  -5.97%
'95  14.96%
'96  3.13%
'97  7.51%
'98  5.63%
'99  -3.99%
2000 12.29%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.11% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.10% (quarter ended March 31, 1994).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------------
                                       PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------
 Class A(1)                                    7.41%           --              --
-------------------------------------------------------------------------------------
 Class B                                       7.29%         4.45%           6.05%
-------------------------------------------------------------------------------------
 Class C(1)                                   10.74%           --              --
-------------------------------------------------------------------------------------
 Class D(1)                                   12.50%           --              --
-------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond
 Index(2)                                     11.68%         5.84%           7.32%
-------------------------------------------------------------------------------------



1                       Classes A, C and D commenced operations on July 28, 1997.
2                       The Lehman Brothers Municipal Bond Index tracks the
                        performance of municipal bonds rated at least Baa or BBB by
                        Moody's Investors Service, Inc. or Standard & Poor's
                        Corporation, respectively, and with maturities of 2 years or greater. The Index does not include any expenses, fees or
                        charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000.

[End Sidebar]
[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
           The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                            CLASS A    CLASS B    CLASS C    CLASS D
-------------------------------------------------------------------------------------
 SHAREHOLDER FEES
-------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                      4.25%(1)  None       None        None
-------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage based on the lesser of the
 offering price or net asset value at
 redemption)                                None(2)     5.00%(3)   1.00%(4)   None
-------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
 Management fee                             0.54%      0.54%      0.54%      0.54%
-------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees      0.24%      0.75%      0.75%       None
-------------------------------------------------------------------------------------
 Other expenses                             0.05%      0.05%      0.05%      0.05%
-------------------------------------------------------------------------------------
 Total annual Fund operating expenses       0.83%      1.34%      1.34%      0.59%
-------------------------------------------------------------------------------------



(1)                     Reduced for purchases of $25,000 and over.
(2)                     Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell
                        your shares within one year after purchase, except for
                        certain specific circumstances.
(3)                     The CDSC is scaled down to 1.00% during the sixth year,
                        reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
(4)                     Only applicable if you sell your shares within one year
                        after purchase.


           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                                      IF YOU SOLD YOUR SHARES:                            IF YOU HELD YOUR SHARES:
                            --------------------------------------------        --------------------------------------------
                             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------        --------------------------------------------
 CLASS A                      $506        $679        $866       $1,407           $506        $679        $866       $1,407
------------------------------------------------------------------------        --------------------------------------------
 CLASS B                       636         725         934        1,613            136         425         734        1,613
------------------------------------------------------------------------        --------------------------------------------
 CLASS C                       236         425         734        1,613            136         425         734        1,613
------------------------------------------------------------------------        --------------------------------------------
 CLASS D                        60         189         329          738             60         189         329          738
------------------------------------------------------------------------        --------------------------------------------


           Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------

           This section provides additional information relating to the Fund's principal investment strategies.



           The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal income taxes and California state income taxes, except for "defensive" investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval. The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


           LEASE OBLIGATIONS. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to finance equipment and facilities for public and private purposes.

           DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities, non-California tax-exempt securities or in tax-exempt securities subject to the alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the California tax-exempt securities. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide California tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the principal risks of investing in the Fund.

           BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY, INC., ITS WHOLLY-OWNED SUBSIDIARY, HAD APPROXIMATELY $150 BILLION IN ASSETS UNDER MANAGEMENT AS OF JANUARY 31, 2001.

[End Sidebar]
           LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
             The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

             The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. James F. Willison, a Managing Director of the Investment Manager, has been a primary portfolio manager of the


             Fund since its inception. Joseph R. Arcieri, a Principal of the Investment Manager, has been a primary portfolio manager of the Fund since February 1997. Messrs. Willison and Arcieri have been portfolio managers with the Investment Manager for over five years.


             The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.54% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (877) 937-MSDW (TOLL-FREE) FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.msdwadvice.com/funds

[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

           The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

           The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

           An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
             You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

             Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]
EASYINVEST-SM-
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]


           When you buy Fund shares, the shares are purchased at the next share price calculated, less any applicable front-end sales charge, after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares.


                                     MINIMUM INVESTMENT AMOUNTS
                                     ------------------------------------------------------------------------------
                                                                                             MINIMUM INVESTMENT
                                                                                         --------------------------
                                     INVESTMENT OPTIONS                                  INITIAL         ADDITIONAL
                                     ------------------------------------------------------------------------------
                                      Regular Accounts                                   $1,000            $100
                                     ------------------------------------------------------------------------------
                                      EASYINVEST-SM-
                                      (Automatically from
                                      your checking or
                                      savings account or
                                      Money Market Fund)                                  $100*            $100*
                                     ------------------------------------------------------------------------------

                                     *     Provided your schedule of investments totals $1,000 in
                                           twelve months.


                            There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or
           (4) employer-sponsored employee benefit plan accounts.


           INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER
           INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

           SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           - Make out a check for the total amount payable to: Morgan Stanley Dean Witter California Tax-Free Income Fund.

           - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

           PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



           Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s) and policies and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

           An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

           The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

           TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares - and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

           You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


           LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


           CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

           For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
           (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 Contact your           To sell your shares, simply call your Morgan Stanley Dean
                 Financial Advisor      Witter Financial Advisor or other authorized financial
                                        representative.
                                        ------------------------------------------------------------
                 [ICON]                 Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
                ------------------------------------------------------------------------------------

                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 By Letter              You can also sell your shares by writing a "letter of
                 [ICON]                 instruction" that includes:
                                        - your account number;
                                        - the name of the Fund;
                                        - the dollar amount or the number of shares you wish to
                                        sell;
                                        - the Class of shares you wish to sell; and
                                        - the signature of each owner as it appears on the account.
                ------------------------------------------------------------------------------------
                                        If you are requesting payment to anyone other than the
                                        registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                        pre-designated bank account, you will need a signature
                                        guarantee. You can obtain a signature guarantee from an
                                        eligible guarantor acceptable to Morgan Stanley Dean Witter
                                        FSB. (You should contact Morgan Stanley Dean Witter Trust
                                        FSB at (800) 869-NEWS for a determination as to whether a
                                        particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional
                                        documentation may be required for shares held by a
                                        corporation, partnership, trustee or executor.
                ------------------------------------------------------------------------------------
                                        Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                                        P.O.Box 983, Jersey City, NJ 07303. If you hold share
                                        certificates, you must return the certificates, along with the letter and any required additional documentation.
                ------------------------------------------------------------------------------------
                                        A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                        instructions.
                ------------------------------------------------------------------------------------
                 Systematic             If your investment in all of the Morgan Stanley Dean Witter
                 Withdrawal Plan        Family of Funds has a total market value of at least
                 [ICON]                 $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                                        semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                ------------------------------------------------------------------------------------
                                        Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                                        section of this PROSPECTUS.
                ------------------------------------------------------------------------------------
                                        To sign up for the Systematic Withdrawal Plan, contact your
                                        Morgan Stanley Dean Witter Financial Advisor or call
                                        (800) 869-NEWS. You may terminate or suspend your plan at
                                        any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately
                                        may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                ------------------------------------------------------------------------------------


           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not effected until it has been verified that the check has been honored.

           REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account)

[Sidebar]
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]
           whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

           However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------

             The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


             The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


             Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           You need to be aware of the possible tax consequences when:

           - The Fund makes distributions; and

           - You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

           TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal and California personal income taxes -- to the extent they are derived from California's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

           Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

           If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

           If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and California income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

           The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

           TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
           The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

           The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC - contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


           The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                                 MAXIMUM
                CLASS                      SALES CHARGE                                                      ANNUAL 12B-1 FEE
                -------------------------------------------------------------------------------------------------------------
                 A                         Maximum 4.25% initial sales charge reduced for purchase of
                                           $25,000 or more; shares sold without an initial sales charge
                                           are generally subject to a 1.0% CDSC during the first year             0.25%
                -------------------------------------------------------------------------------------------------------------
                 B                         Maximum 5.0% CDSC during the first year decreasing to 0%
                                           after six years                                                        0.75%
                -------------------------------------------------------------------------------------------------------------
                 C                         1.0% CDSC during the first year                                        0.75%
                -------------------------------------------------------------------------------------------------------------
                 D                         None                                                                   None
                -------------------------------------------------------------------------------------------------------------

         CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

[Sidebar]
FRONT-END SALES CHARGE OR FSC
AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
[End Sidebar]

           The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                                                    FRONT-END SALES CHARGE
                                                                       -------------------------------------------------
                                                                           PERCENTAGE OF          APPROXIMATE PERCENTAGE
                                     AMOUNT OF SINGLE TRANSACTION      PUBLIC OFFERING PRICE      OF NET AMOUNT INVESTED
                                     -----------------------------------------------------------------------------------
                                      Less than $25,000                        4.25%                      4.44%
                                     -----------------------------------------------------------------------------------
                                      $25,000 but less than
                                      $50,000                                  4.00%                      4.17%
                                     -----------------------------------------------------------------------------------
                                      $50,000 but less than
                                      $100,000                                 3.50%                      3.63%
                                     -----------------------------------------------------------------------------------
                                      $100,000 but less than
                                      $250,000                                 2.75%                      2.83%
                                     -----------------------------------------------------------------------------------
                                      $250,000 but less than $1
                                      million                                  1.75%                      1.78%
                                     -----------------------------------------------------------------------------------
                                      $1 million and over                         0                          0
                                     -----------------------------------------------------------------------------------

                            The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

                           - A single account (including an individual, trust or
                             fiduciary account).

                           - Family member accounts (limited to husband, wife
                             and children under the age of 21).

           - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           - Tax-exempt organizations.

           - Groups organized for a purpose other than to buy mutual fund shares.

           COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


           RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million, you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.



           You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


           LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of shares of Class A of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


           OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

           - A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


           - Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


           - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.


           - Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
[End Sidebar]

           - Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

         CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                                                             CDSC AS A PERCENTAGE
                                     YEAR SINCE PURCHASE PAYMENT MADE                         OF AMOUNT REDEEMED
                                     ----------------------------------------------------------------------------
                                      First                                                          5.0%
                                     ----------------------------------------------------------------------------
                                      Second                                                         4.0%
                                     ----------------------------------------------------------------------------
                                      Third                                                          3.0%
                                     ----------------------------------------------------------------------------
                                      Fourth                                                         2.0%
                                     ----------------------------------------------------------------------------
                                      Fifth                                                          2.0%
                                     ----------------------------------------------------------------------------
                                      Sixth                                                          1.0%
                                     ----------------------------------------------------------------------------
                                      Seventh and thereafter                                    None
                                     ----------------------------------------------------------------------------

           Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

           CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

           - Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

           - Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age
             59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

           - Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


           - Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on terminations.

           All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

           DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of up to 0.75% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

           CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

           Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

           If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

           EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

           For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

           In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

         CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.


           DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.75% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


         CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

           - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Dean Witter Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.



           - Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


           - Certain unit investment trusts sponsored by Dean Witter Reynolds.

           - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           - Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


           MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or
           (2) previous purchases of Class A and Class D shares of Multi-
           Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.


         NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


         PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



The information for the fiscal year ended December 31, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent accountants.



                                            FOR THE YEAR ENDED DECEMBER 31,
                                          -----------------------------------     FOR THE PERIOD JULY 28, 1997*
                                            2000        1999           1998         THROUGH DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------

 CLASS A SHARES
---------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $11.67      $12.75         $12.89                  $12.80
---------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income                    0.58        0.58           0.59                    0.27
    Net realized and unrealized gain
    (loss)                                   0.82       (1.06)          0.10                    0.09
                                          -------      ------         ------                  ------
 Total income (loss) from investment
 operations                                  1.40       (0.48)          0.69                    0.36
---------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                   (0.58)      (0.58)         (0.59)                  (0.27)
    Net realized gain                          --       (0.02)         (0.24)                     --
                                          -------      ------         ------                  ------
 Total dividends and distributions          (0.58)      (0.60)         (0.83)                  (0.27)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $12.49      $11.67         $12.75                  $12.89
---------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                              12.17%      (3.91)%         5.50%                   2.82%(1)
---------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
 Expenses                                    0.83%(3)    0.78 %(3)(4)   0.83%(3)                0.78%(2)
---------------------------------------------------------------------------------------------------------------
 Net investment income                       4.80%(3)    4.70 %(3)      4.58%(3)                4.47%(2)
---------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands  $12,336      $6,253         $3,788                  $1,175
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        4%          5 %           20%                     15%
---------------------------------------------------------------------------------------------------------------


* The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Does not reflect the effect of expense offset of 0.01%.

FOR THE YEAR ENDED DECEMBER 31,             2000             1999                1998             1997*      1996
--------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period       $11.73           $12.81              $12.92           $12.57     $12.92
--------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income                     0.57             0.57                0.58             0.57       0.58
    Net realized and unrealized gain
    (loss)                                    0.84            (1.06)               0.13             0.35      (0.21)
                                          --------         --------            --------         --------   --------
 Total income (loss) from investment
 operations                                   1.41            (0.49)               0.71             0.92       0.37
--------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                    (0.57)           (0.57)              (0.58)           (0.57)     (0.58)
    Net realized gain                           --            (0.02)              (0.24)              --      (0.14)
                                          --------         --------            --------         --------   --------
 Total dividends and distributions           (0.57)           (0.59)              (0.82)           (0.57)     (0.72)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period             $12.57           $11.73              $12.81           $12.92     $12.57
--------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                               12.29%           (3.99)%              5.63%            7.51%      3.13%
--------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                     0.93%(1)(3)      0.91 %(1)(2)(3)     0.95%(1)(3)      1.33%      1.32%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment income                        4.70%(1)(3)      4.57 %(1)(3)        4.46%(1)(3)      4.51%      4.66%
--------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands  $732,668         $761,548            $896,685         $914,474   $975,702
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         4%               5 %                20%              15%        11%
--------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) Does not reflect the effect of expense offset of 0.01%.
(3) If the Distributor had not rebated a portion of its fees to the Fund, the expense and net investment income ratios would have been 1.34% and 4.29%, respectively, for the year ended December 31, 2000 and 1.34% and 4.14%, respectively, for the year ended December 31, 1999 and 1.33% and 4.08%, respectively, for the year ended December 31, 1998.

                                            FOR THE YEAR ENDED DECEMBER 31,
                                          ------------------------------------     FOR THE PERIOD JULY 28, 1997*
                                            2000         1999           1998         THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------

 CLASS C SHARES
----------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $11.73       $12.81          $12.92                 $12.80
----------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income                    0.52         0.51            0.53                   0.23
    Net realized and unrealized gain
    (loss)                                   0.84        (1.06)           0.13                   0.12
                                          -------      -------         -------                -------
 Total income (loss) from investment
 operations                                  1.36        (0.55)           0.66                   0.35
----------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                   (0.52)       (0.51)          (0.53)                 (0.23)
    Net realized gain                          --        (0.02)          (0.24)                    --
                                          -------      -------         -------                -------
 Total dividends and distributions          (0.52)       (0.53)          (0.77)                 (0.23)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $12.57       $11.73          $12.81                 $12.92
----------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                              11.74%       (4.41)%          5.22%                  2.80%(1)
----------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
 Expenses                                    1.34%(3)     1.34 %(3)(4)    1.33%(3)               1.31%(2)
----------------------------------------------------------------------------------------------------------------
 Net investment income                       4.29%(3)     4.14 %(3)       4.08%(3)               4.24%(2)
----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands  $14,534      $13,099          $9,849                 $3,610
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        4%           5 %            20%                    15%
----------------------------------------------------------------------------------------------------------------

* The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Does not reflect the effect of expense offset of 0.01%.

                                            FOR THE YEAR ENDED DECEMBER 31,
                                          -----------------------------------     FOR THE PERIOD JULY 28, 1997*
                                            2000        1999           1998         THROUGH DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------

 CLASS D SHARES
---------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $11.71      $12.78         $12.92                  $12.80
---------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income                    0.61        0.60           0.63                    0.28
    Net realized and unrealized gain
    (loss)                                   0.82       (1.05)          0.10                    0.12
                                          -------      ------         ------                  ------
 Total income (loss) from investment
 operations                                  1.43       (0.45)          0.73                    0.40
---------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                   (0.61)      (0.60)         (0.63)                  (0.28)
    Net realized gain                          --       (0.02)         (0.24)                     --
                                          -------      ------         ------                  ------
 Total dividends and distributions          (0.61)      (0.62)         (0.87)                  (0.28)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $12.53      $11.71         $12.78                  $12.92
---------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                              12.50%      (3.63)%         5.77%                   3.18%(1)
---------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
 Expenses                                    0.59%(3)    0.59 %(3)(4)   0.58%(3)                0.60%(2)
---------------------------------------------------------------------------------------------------------------
 Net investment income                       5.04%(3)    4.89 %(3)      4.83%(3)                5.34%(2)
---------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands  $95,132      $1,021           $554                     $45
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        4%          5 %           20%                     15%
---------------------------------------------------------------------------------------------------------------

* The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Does not reflect the effect of expense offset of 0.01%.

NOTES

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                                                                              27

NOTES

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 28

NOTES

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                                                                              29

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------
GROWTH FUNDS
Aggressive Equity Fund

All Star Growth Fund

American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust

New Discoveries Fund

Next Generation Trust
SmallCap Growth Fund
Special Value Fund

Tax-Managed Growth Fund

21st Century Trend Fund
THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

Technology Fund

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"
 Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund
--------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS
---------------------------------

GROWTH & INCOME FUNDS

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund

S&P 500 Index Fund

S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio
THEME FUNDS
Real Estate Fund
Utilities Fund
GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund
--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------
GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust
DIVERSIFIED INCOME FUNDS
Diversified Income Trust
CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)
GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust
TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------
TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)
TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)

New York Municipal Money Market Trust (MM)

Tax-Free Daily Income Trust (MM)
There may be funds created after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.
Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                  PROSPECTUS - FEBRUARY 28, 2001


Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:


                            www.msdwadvice.com/funds


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange
Commission's Public Reference Room in
Washington, DC. Information about the
Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's
Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.
 TICKER SYMBOLS:

   CLASS A:   CLFAX            CLASS C:   CLFCX
---------------------       ---------------------

   CLASS B:   CLFBX            CLASS D:   CLFDX
---------------------       ---------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811- 4020)

Morgan Stanley Dean Witter
                                                             CALIFORNIA TAX-FREE
                                                                     INCOME FUND

                               [BACK COVER PHOTO]
                                                        A MUTUAL FUND THAT SEEKS
                                                      TO PROVIDE A HIGH LEVEL OF
                                                      CURRENT INCOME EXEMPT FROM
                                                     BOTH FEDERAL AND CALIFORNIA
                                                     INCOME TAX, CONSISTENT WITH
                                                     THE PRESERVATION OF CAPITAL

STATEMENT OF ADDITIONAL INFORMATION                          MORGAN STANLEY DEAN WITTER
FEBRUARY 28, 2001                                            CALIFORNIA TAX-FREE
                                                             INCOME FUND


--------------------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. The PROSPECTUS (dated February 28, 2001) for the Morgan Stanley Dean Witter California Tax-Free Income Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.


Morgan Stanley Dean Witter
California Tax-Free Income Fund
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4

  A. Classification.........................................    4

  B. Investment Strategies and Risks........................    4

  C. Fund Policies/Investment Restrictions..................   13

III. Management of the Fund.................................   14

  A. Board of Trustees......................................   14

  B. Management Information.................................   15

  C. Compensation...........................................   19

IV. Control Persons and Principal Holders of Securities.....   21

V. Investment Management and Other Services.................   22

  A. Investment Manager.....................................   22

  B. Principal Underwriter..................................   22

  C. Services Provided by the Investment Manager............   22

  D. Dealer Reallowances....................................   23

  E. Rule 12b-1 Plan........................................   23

  F. Other Service Providers................................   27

  G. Codes of Ethics........................................   28

VI. Brokerage Allocation and Other Practices................   28

  A. Brokerage Transactions.................................   28

  B. Commissions............................................   28

  C. Brokerage Selection....................................   29

  D. Directed Brokerage.....................................   29

  E. Regular Broker-Dealers.................................   29

VII. Capital Stock and Other Securities.....................   29

VIII. Purchase, Redemption and Pricing of Shares............   30

  A. Purchase of Shares.....................................   30

  B. Offering Price.........................................   31

IX. Taxation of the Fund and Shareholders...................   32

X. Underwriters.............................................   35

XI. Calculation of Performance Data.........................   35

XII. Financial Statements...................................   37

XIII. Appendix -- Rating of Investments.....................   59

GLOSSARY OF SELECTED DEFINED TERMS
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    The terms defined in this glossary are frequently used in this STATEMENT OF
ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter California Tax-Free Income Fund, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 9, 1984 with the name Dean Witter California Tax-Free Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter California Tax-Free Income Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from both federal and California income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments, tax-exempt securities of other states and municipalities and futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the state of California may be purchased by the Fund.

    The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the Fund.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

    Financial futures contracts are traded in an auction environment on the floors of several Exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

    Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

    In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

    The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. There is no limit, however, on the percentage of the Fund's assets that may be committed to hedging transactions.

    MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

OPTIONS.

    The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

    Presently there are no options on California tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

    The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration in cash, Treasury Bills or other liquid portfolio securities) held in a segregated account on the Fund's books, upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


    THE STATE OF CALIFORNIA--SPECIAL INVESTMENT CONSIDERATIONS The following describes certain risks with respect to municipal obligations of California issuers in which the Fund may invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and other public documents available as of the date of this Statement of Additional Information. Although the Investment Manager has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


    The Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

    Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the State to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

    In 1978, Proposition 13, an amendment to the California Constitution, was approved, limiting real property valuation for property tax purposes and the power of local governments to increase real property tax revenues and revenues from other sources. Legislation adopted after Proposition 13 provided for assistance to local governments, including the redistribution of the then-existing surplus in the General Fund, reallocation of revenues to local governments, and assumption by the State of certain local government obligations. However, more recent legislation reduced such state assistance. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In NORDLINGER V. HAHN, the United States Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

    In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the State and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations.

    If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. "Debt service" is excluded from these limitations, and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved [by the voters]." In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit.

    In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, California death taxes. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

    In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1989, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction of the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

    In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

    In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

    In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or before January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

    In November 1988, California voters approved Proposition 98. This initiative requires that (i) revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

    Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law which could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.


    California is the most populous state in the nation with a total population currently estimated at over 34 million. The State now comprises 12.5% of the nation's population and 12.7% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been performing strongly since 1994. The unemployment rate, while still higher than the national average, fell to an average of 5.2% in 1999, compared to over 10% at the worst of the recession. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.



    Because of capacity constraints in electric generation and transmission, California electric utilities have been forced to purchase wholesale power at high prices this past summer and more recently. Under current deregulation rules for the electric industry enacted in 1996, two of the State's large investor-owned utility ("IOU") companies are not allowed to charge customers the full cost of service, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale power costs. Legislation was enacted to streamline the process for siting new power plants, but it will be several years until a significant number of new suppliers will enter the California market. In January, 2001, two of the IOUs were granted temporary rate increases in the face of reportedly serious financial difficulties, including concerns about possible bankruptcy, and the Governor of California signed legislation that authorizes the State to issue up to $10 billion in bonds to purchase electricity. The bonds would be repaid over time by ratepayers. While the Governor, the State Legislature, the State Public Utilities Commission and the Federal Energy Regulatory Commission all are considering further actions to deal with shortcomings in the State's deregulated energy market, it is not possible to predict at this time what the long-term impact of these developments will be on California's economy.



    In addition, California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy.



    The recession severely affected state revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last several fiscal years.



    The combination of resurging exports, a strong stock market, and a rapidly growing economy in 1999 and early 2000 resulted in unprecedented growth in the State's General Fund revenues during fiscal year 1999-2000. Revenues are estimated to have been about $71.2 billion, which is $8.2 billion higher than projected for the 1999 Budget Act. The State's Special Fund for Economic Uncertainties ("SFEU") had a record balance of over $7.2 billion on June 30, 2000. On that date, the Governor signed the 2000 Budget Act enacting the State's fiscal year 2000-01 budget. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8 percent above the estimates for 1999-2000. The Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000, and reflects the use of $5.5 billion from the SFEU. The Budget Act also includes Special Fund expenditures of $15.6 billion, from revenues estimated at $16.5 billion, and Bond Fund expenditure of $5.0 billion.



    In order not to place undue pressure on future budget years, about
$7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments. The State estimates the SFEU will have a balance of $1.781 billion at June 30, 2001. In addition, the Governor held back
$500 million as a set aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the 2000 Budget Act in order to achieve the budget reserve. The State will not undertake a revenue anticipation note borrowing in 2000-01.



    The Governor's 2001-2002 proposed budget provides for total State spending of $102 billion (excluding expenditures of federal funds and selected bond funds). This represents an increase of $7.5 billion, or 7.9%, over the current year. Slightly over 80% of this total spending is from the General

Fund, while the remainder is from special funds. The proposed budget projects General Fund revenues will total $79.4 billion in 2001-02, an increase over the current year of $2.5 billion (3.3%). Budget-year General Fund expenditures are estimated at $82.9 billion, an increase of $3.1 billion (3.9%) over 2000-01. After accounting for various set-asides, the Governor's estimated 2001-02 year-end General Fund budgetary reserve is $1.9 billion, or about 2.4% of expenditures.



    As of October 1, 2000, the State had over $21.5 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $14 billion remained unissued as of that date. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of October 1, 2000, the State had approximately $6.6 billion of outstanding Lease-Purchase Debt.



    In addition to the general obligation bonds, State agencies and authorities had approximately $27.3 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 2000. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.



    Because of the State of California's budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by S&P, and to A from AA by Fitch. Moody's, Fitch and S&P expressed uncertainty in the State's ability to balance its budget by 1996. The State's improved economy and budget, however, have resulted since then in several upgrades in its general obligation bond ratings. As of February 2, 2001, the State's general obligation bonds were rated Aa2 by Moody's, AA by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.


    The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.


    Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.



    The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.


    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek to provide a high level of current income which is exempt from both federal and California income tax, consistent with the preservation of capital.

    The Fund may not:

         1. With respect to 75% of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities, or by the State of California or its political subdivisions).

         2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

         3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of California or its political subdivisions.

         4.  Invest in common stock.

         5. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

         6. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         7. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

         8. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

         9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

        10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 11.

        11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

        12. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

        13.  Make short sales of securities.

        14. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        16. Invest for the purpose of exercising control or management of any other issuer.

        17. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

        18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.



    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.



  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael Bozic (60) ..........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Dean Witter Funds; formerly Vice
c/o Mayer, Brown & Platt                       Chairman of Kmart Corporation (December
Counsel to the Independent Trustees            1998-October 2000); formerly Chairman and Chief
1675 Broadway                                  Executive Officer of Levitz Furniture
New York, New York                             Corporation (November 1995-November 1998) and
                                               President and Chief Executive Officer of Hills
                                               Department Stores (May 1991-July 1995);
                                               formerly variously Chairman, Chief Executive
                                               Officer, President and Chief Operating Officer
                                               (1987-1991) of the Sears Merchandise Group of
                                               Sears, Roebuck and Co.; Director of Weirton
                                               Steel Corporation.

Charles A. Fiumefreddo* (67) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee            Witter Funds; formerly Chairman, Chief
Two World Trade Center                         Executive Officer and Director of the
New York, New York                             Investment Manager, the Distributor and MSDW
                                               Services Company; Executive Vice President and
                                               Director of Dean Witter Reynolds; Chairman and
                                               Director of the Transfer Agent; formerly
                                               Director and/or officer of various MSDW
                                               subsidiaries (until June 1998).

Edwin J. Garn (68) ..........................  Director or Trustee of the Morgan Stanley Dean
Trustee                                        Witter Funds; formerly United States Senator
c/o Summit Ventures LLC                        (R-Utah) (1974-1992) and Chairman, Senate
1 Utah Center                                  Banking Committee (1980-1986); formerly Mayor
201 S. Main Street                             of Salt Lake City, Utah (1971-1974); formerly
Salt Lake City, Utah                           Astronaut, Space Shuttle Discovery
                                               (April 12-19, 1985); Vice Chairman, Huntsman
                                               Corporation (chemical company); Director of
                                               Franklin Covey (time management systems), BMW
                                               Bank of North America, Inc. (industrial loan
                                               corporation), United Space Alliance (joint
                                               venture between Lockheed Martin and the Boeing
                                               Company) and Nuskin Asia Pacific (multilevel
                                               marketing); member of the Utah Regional
                                               Advisory Board of Pacific Corp.; member of the
                                               board of various civic and charitable
                                               organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Wayne E. Hedien (67) ........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Dean Witter Funds; Director of The PMI
c/o Mayer, Brown & Platt                       Group, Inc. (private mortgage insurance);
Counsel to the Independent Trustees            Trustee and Vice Chairman of The Field Museum
1675 Broadway                                  of Natural History; formerly associated with
New York, New York                             the Allstate Companies (1966-1994), most
                                               recently as Chairman of The Allstate
                                               Corporation (March 1993-December 1994) and
                                               Chairman and Chief Executive Officer of its
                                               wholly-owned subsidiary, Allstate Insurance
                                               Company (July 1989-December 1994); director of
                                               various other business and charitable
                                               organizations.

James F. Higgins* (53) ......................  Chairman of the Private Client Group of MSDW
Trustee                                        (since August 2000); Director of the Transfer
Two World Trade Center                         Agent and Dean Witter Realty Inc.; Director or
New York, New York                             Trustee of the Morgan Stanley Dean Witter Funds
                                               (since June 2000); previously, President and
                                               Chief Operating Officer of the Private Client
                                               Group of MSDW (May 1999-August 2000), President
                                               and Chief Operating Officer of Individual
                                               Securities of MSDW (February 1997-May 1999),
                                               President and Chief Operating Officer of Dean
                                               Witter Securities of MSDW (1995-February 1997),
                                               and President and Chief Operating Officer of
                                               Dean Witter Financial (1989-1995) and Director
                                               (1985-1997) of Dean Witter Reynolds.

Dr. Manuel H. Johnson (52) ..................  Senior Partner, Johnson Smick
Trustee                                        International, Inc., a consulting firm;
c/o Johnson Smick International, Inc.          Co-Chairman and a founder of the Group of Seven
1133 Connecticut Avenue, N.W.                  Council (G7C), an international economic
Washington, D.C.                               commission; Chairman of the Audit Committee and
                                               Director or Trustee of the Morgan Stanley Dean
                                               Witter Funds; Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer), Independence
                                               Standards Board (private sector organization
                                               governing independence of auditors) and
                                               NVR, Inc. (home construction); Chairman and
                                               Trustee of the Financial Accounting Foundation
                                               (oversight organization of the Financial
                                               Accounting Standards Board); formerly Vice
                                               Chairman of the Board of Governors of the
                                               Federal Reserve System (1986-1990) and Assis-
                                               tant Secretary of the U.S. Treasury.

Michael E. Nugent (64) ......................  General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; Chairman of the
c/o Triumph Capital, L.P.                      Insurance Committee and Director or Trustee of
237 Park Avenue                                the Morgan Stanley Dean Witter Funds; formerly
New York, New York                             Vice President, Bankers Trust Company and BT
                                               Capital Corporation; director of various
                                               business organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Philip J. Purcell* (57) .....................  Chairman of the Board of Directors and Chief
Trustee                                        Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                  and Novus Credit Services Inc.; Director of the
New York, New York                             Distributor; Director or Trustee of the Morgan
                                               Stanley Dean Witter Funds; Director of American
                                               Airlines, Inc. and its parent company, AMR
                                               Corporation; Director and/or officer of various
                                               MSDW subsidiaries.

John L. Schroeder (70) ......................  Retired; Chairman of the Derivatives Committee
Trustee                                        and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                       Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees            Communications Company (telecommunications
1675 Broadway                                  company); formerly Executive Vice President and
New York, New York                             Chief Investment Officer of the Home Insurance
                                               Company (August 1991-September 1995).

Mitchell M. Merin (47) ......................  President and Chief Operating Officer of Morgan
President                                      Stanley Dean Witter Asset Management (since
Two World Trade Center                         December 1998); President and Director (since
New York, New York                             April 1997) and Chief Executive Officer (since
                                               June 1998) of the Investment Manager and MSDW
                                               Services Company; Chairman, Chief Executive
                                               Officer and Director of the Distributor (since
                                               June 1998); Chairman and Chief Executive
                                               Officer (since June 1998) and Director (since
                                               January 1998) of the Transfer Agent; Director
                                               of various MSDW subsidiaries; President of the
                                               Morgan Stanley Dean Witter Funds (since May
                                               1999); Trustee of various Van Kampen invest-
                                               ment companies (since December 1999);
                                               previously Chief Strategic Officer of the
                                               Investment Manager and MSDW Services Company
                                               and Executive Vice President of the Distributor
                                               (April 1997-June 1998), Vice President of the
                                               Morgan Stanley Dean Witter Funds (May
                                               1997-April 1999), and Executive Vice President
                                               of Dean Witter, Discover & Co.

Barry Fink (46) .............................  General Counsel (since May 2000) and Managing
Vice President,                                Director (since December 2000) of Morgan
Secretary and General Counsel                  Stanley Dean Witter Asset Management; Managing
Two World Trade Center                         Director (since December 2000) and Secretary
New York, New York                             and General Counsel (since February 1997) and
                                               Director (since July 1998) of the Investment
                                               Manager and MSDW Services Company; Vice
                                               President, Secretary and General Counsel of the
                                               Morgan Stanley Dean Witter Funds (since
                                               February 1997); Vice President and Secretary of
                                               the Distributor; previously, Senior Vice
                                               President (March 1997-December 1999), First
                                               Vice President, Assistant Secretary and
                                               Assistant General Counsel of the Investment
                                               Manager and MSDW Services Company.

James F. Willison (57) ......................  Managing Director of the Investment Manager,
Vice President                                 Vice President of various Morgan Stanley Dean
Two World Trade Center                         Witter Funds.
New York, New York

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Joseph R. Arcieri (52) ......................  Principal of the Investment Manager; formerly
Vice President                                 Senior Vice President of the Investment
Two World Trade Center                         Manager; Vice President of various Morgan
New York, New York                             Stanley Dean Witter Funds.

Thomas F. Caloia (54) .......................  First Vice President and Assistant Treasurer of
Treasurer                                      the Investment Manager, the Distributor and
Two World Trade Center                         MSDW Services Company; Treasurer of the Morgan
New York, New York                             Stanley Dean Witter Funds.


------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent,
ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and JONATHAN R. PAGE, Managing Director of the Investment Manager and KATHERINE H. STROMBERG, Principal of the Investment Manager and GERARD J. LIAN, Vice President of the Investment Manager, are Vice Presidents of the Fund.



    In addition, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, MARILYN K. CRANNEY and TODD LEBO, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.


    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.


    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services;

reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.


    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairman of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2000.


                               FUND COMPENSATION


                                                               AGGREGATE
                                                             COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                  FROM THE FUND
---------------------------                                  -------------
Michael Bozic...............................................    $1,500
Edwin J. Garn...............................................     1,550
Wayne E. Hedien.............................................     1,550
Dr. Manuel H. Johnson.......................................     2,300
Michael E. Nugent...........................................     2,050
John L. Schroeder...........................................     2,000



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                                               TOTAL CASH
                                                              COMPENSATION
                                                              FOR SERVICES
                                                                   TO
                                                               97 MORGAN
                                                              STANLEY DEAN
NAME OF INDEPENDENT TRUSTEE                                   WITTER FUNDS
---------------------------                                   ------------
Michael Bozic...............................................    $146,917
Edwin J. Garn...............................................     151,717
Wayne E. Hedien.............................................     151,567
Dr. Manuel H. Johnson.......................................     223,655
Michael E. Nugent...........................................     199,759
John L. Schroeder...........................................     194,809



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 53 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the year ended December 31, 2000 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2000 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 2000.


   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS


                                  FOR ALL ADOPTING FUNDS
                               -----------------------------   RETIREMENT BENEFITS    ESTIMATED ANNUAL
                                 ESTIMATED                         ACCRUED AS             BENEFITS
                                 CREDITED                           EXPENSES         UPON RETIREMENT(2)
                                   YEARS         ESTIMATED     -------------------   -------------------
                               OF SERVICE AT   PERCENTAGE OF               BY ALL      FROM     FROM ALL
                                RETIREMENT       ELIGIBLE       BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION      FUND      FUNDS       FUND      FUNDS
---------------------------    -------------   -------------   --------   --------   --------   --------
Michael Bozic................        10           60.44%        $  361    $20,001     $  937    $52,885
Edwin J. Garn................        10           60.44            514     29,348        938     52,817
Wayne E. Hedien..............         9           51.37            681     37,886        796     44,952
Dr. Manuel H. Johnson........        10           60.44            375     21,187      1,390     77,817
Michael E. Nugent............        10           60.44            632     36,202      1,239     69,506
John L. Schroeder............         8           50.37          1,206     65,337        964     53,677


------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding shares of Class A of the Fund on February 8, 2001: Darrin M. Ginsberg & Heather J. Ginsberg as Trustees of the Ginsberg Family Trust dated 4/22/98, 2173 Ocean Way, Laguna Beach, CA 92651-3241 -25.891%; Mrsl. L. Beth Smith Trustee for the benefit of Smith Family Trust, U/A/D 1/17/81, 77030 Avenue Fernando, La Quinta, CA 92253-2544 -19.267%;
Harry Lewis & Janet J. Lewis, Trustees for the Harry & Janet Lewis Revocable Trust dated 3/29/95, P.O. Box 352, Pebble Beach, CA 93953-0352 -8.206%;
Michael A. Lopiano, Trustee, Audrey R.H. Lopiano, Trustee, Lopiano 1982 Family Trust dated 7/6/82, 3098 Seaviw, Ventura, CA 93001-4242 -5.372%; and James R. Trelut & Lynda K. Trelut, Co-Trustees of the Trelut 2000 Living Trust dated 12/08/00, 1617 El Dorado Drive, Gilroy, CA 95020-3754 -5.113%. The following owned 5% or more of the outstanding Class C shares of the Fund on February 8, 2001: Donald B. Schmickrath & Melody Schmickrath, Trustees of the Schmickrath Family Revocable Trust dated 10/7/96, 12510 Barley Hill Rd., Ls Altos Hills, CA 94024-5211 -7.592% and Janice Pruett Gouveia, Trustee of the Dempsey R. Parsley Trust dated 2/13/91, 4713 Newport Avenue, San Diego, CA 92107-2204 -5.518%. The following owned

5% or more of the outstanding Class D shares of the Fund on February 8, 2001:
Robert D. Fanini, Trustee for the Robert D. Fanini Revocable Trust dated 3/01/00, 7036 Colton Rd., Oakland, CA 94611-1308 -5.538%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER
    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million; 0.525% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.50% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.475% of the portion of the daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1998, 1999 and 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,871,646, $4,616,624 and $4,273,310, respectively.


    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER
    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER
    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.



    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES
    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN
    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                     2000                1999                1998
                               -----------------   -----------------   -----------------
Class A......................  FSCs:(1) $ 23,699   FSCs:(1) $ 26,238   FSCs:(1) $ 43,401
                               CDSCs:          0   CDSCs:          0   CDSCs:          0
Class B......................  CDSCs:   $804,617   CDSCs:   $714,211   CDSCs:   $694,975
Class C......................  CDSCs:   $  4,550   CDSCs:   $  6,349   CDSCs:   $  1,943


------------------------
(1) FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
December 31, 2000, of $5,469,502. This amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. The Distributor rebated a total of $2,988,988 back to the Fund. Therefore, the total amount paid by the Distributor was $2,480,514, which amount is equal to 0.34% of the Fund's average daily net assets for the year. For the fiscal year ended December 31, 2000, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $20,458 and $98,621, respectively, which amounts are equal to 0.24% and 0.75% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.75% of the current value of the respective accounts for which they are the Financial Advisors of record.


    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Dean Witter Choice program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Dean Witter Choice program).


    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.


    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.



    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.



    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2000 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $93,006,691 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 6.03% ($5,609,474)--advertising and promotional expenses; (ii) 0.32% ($299,779)--printing of prospectuses for distribution to other than current shareholders; and (iii) 93.65% ($87,097,438)--other expenses, including the gross sales credit and the carrying charge, of which 7.03% ($6,119,779) represents carrying charges, 38.49% ($33,524,751) represents commission credits to Dean Witter Reynolds branch offices and other authorized financial representatives for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.48% ($47,452,908) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2000 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that there were no excess expenses as of December 31, 2000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $3,186 in the case of Class C at December 31, 2000 (end of the calendar year), which amount was equal to 0.02% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY, 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS



    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    For the fiscal years ended December 31, 1998, 1999 and 2000, the Fund did not pay any brokerage commissions.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.


    During the fiscal years ended December 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.


    The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2000, the Fund did not pay any brokerage commissions in connection with transactions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2000, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2000, the Fund did not purchase securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


    All of the Trustees, except James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Dean Witter Reynolds, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Dean Witter Reynolds may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E Rule 12b-1 Plan."

    The price of the Fund, called "net asset value," is based on the value of the Fund's portfolio securities.

    Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

    Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.


    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An obligation shall be considered a tax-exempt security only if, in the opinion of bond counsel, the interest payable thereon is exempt from federal and California income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed.

    The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the minimum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.


    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.


    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of shares in the Fund for shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.

    If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

    THE STATE OF CALIFORNIA--SPECIAL TAX CONSIDERATIONS. In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code as in effect on January 1, 1998, and is exempt from federal income tax,
(i) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, the Fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest received by the Fund during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.

    Because, unlike Federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

    Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

    Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

    Distributions from investment income and long-term and short-term capital gains will not be excludable from taxable income in determining the California corporate franchise tax for corporate shareholders. Such distributions may also be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and long-term and short-term capital gains may be subject to state taxes in states other than California, and to local taxes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time, the Fund may quote its "yield" and/or "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended December 31, 2000, calculated pursuant to the formula described above, were 3.84%, 3.52%, 3.52% and 4.26% for Class A, Class B, Class C and Class D, respectively.



    The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of the quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The tax-equivalent yields, based upon a combined Federal and California personal income tax bracket of 45.22% (the highest current individual marginal tax rate), for the 30-day period ending December 31, 2000, were 7.01%, 6.43%, 6.43%, and 7.78% for Class A, Class B, Class C and Class D, respectively, based upon the yields quoted above.



    These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and ten year periods ended December 31, 2000 were 7.29%, 4.45% and 6.05%, respectively. The average annual total returns of Class A for the fiscal year ended December 31, 2000 and for the period July 28, 1997 (inception of the Class) through December 31, 2000 were 7.41% and 3.35%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2000 and for the period July 28, 1997 (inception of the Class) through December 31, 2000 were 10.74% and 4.30%, respectively. The average annual total returns of Class D for the fiscal year ended December 31, 2000 and for the period July 28, 1997 (inception of the Class) through December 31, 2000 were 12.50% and 5.03%, respectively.



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and ten year periods ended December 31, 2000, were 12.29 %, 4.77% and 6.05%, respectively. The average annual total returns of Class A for the fiscal year ended December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 12.17% and 4.67%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 11.74% and 4.30%, respectively. The average annual total returns of Class D for the fiscal year ended December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 12.50% and 5.03%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and ten year periods ended December 31, 2000, were 12.29%, 26.26% and 79.95%, respectively. The total returns of Class A for the fiscal year ended December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 12.17% and 16.92%, respectively. The total returns of Class C for the fiscal year ended
December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 11.74% and 15.54%, respectively. The total returns of Class D for the fiscal year ended December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 12.50% and 18.32%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown (declined) to the following amounts at December 31, 2000:



                                                                   INVESTMENT AT INCEPTION OF:
                                                     INCEPTION   --------------------------------
CLASS                                                  DATE:     $10,000     $50,000    $100,000
-----                                                ---------   --------   ---------   ---------
Class A............................................   7/28/97    $11,195    $ 56,414    $113,705
Class B............................................   7/11/84     34,031     170,155     340,310
Class C............................................   7/28/97     11,554      57,770     115,540
Class D............................................   7/28/97     11,832      59,160     118,320


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2000 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS are included herein in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

PRINCIPAL
AMOUNT IN                                                                                   COUPON  MATURITY
THOUSANDS                                                                                    RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
           CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (91.0%)
           GENERAL OBLIGATION (8.4%)
           California,
$  5,000     Ser 1990.....................................................................   7.00%  08/01/07  $  5,826,450
   5,000     Ser 1990.....................................................................   7.00   08/01/08     5,912,200
   2,000     Veterans Ser AT..............................................................   9.50   02/01/10     2,745,420
   2,400     Veterans Ser BH (AMT) (FSA)..................................................   5.40   12/01/16     2,473,536
   5,000     Various Purpose 04/01/93 (FSA)...............................................   5.50   04/01/19     5,119,350
   3,500     Various Purpose 10/01/00.....................................................   5.25   10/01/20     3,572,030
  10,000     Various Purpose 09/01/00 (FGIC)..............................................   5.25   09/01/30    10,097,400
  10,000     Various Purpose Ser 1996 (Ambac).............................................   5.25   06/01/21    10,153,000
   3,000     Veterans Ser BD, BE & BF (AMT) (Ambac).......................................   6.375  02/01/27     3,003,570
   2,500   Carlsbad Unified School District, Ser 1997 (FGIC)..............................   0.00   11/01/16     1,129,450
  12,000   Los Angeles Unified School District, 1997 Ser B (FGIC).........................   5.00   07/01/23    11,951,760
           Puerto Rico,
   8,500     Public Improvement Ser 1998..................................................   4.75   07/01/23     8,067,350
   2,000     Public Improvement Ser 1998 (Secondary MBIA).................................   4.875  07/01/23     1,963,800
                                                                                                              ------------
--------
                                                                                                                72,015,316
  70,900
                                                                                                              ------------
--------
           EDUCATIONAL FACILITIES REVENUE (3.1%)
           California Educational Facilities Authority,
   6,000     University of San Diego Ser 1998 (Ambac).....................................   5.00   10/01/22     5,983,740
   2,500     University of Southern California Ser 1993 B.................................   5.80   10/01/15     2,624,050
   4,000     University of Southern California 1997 Ser C.................................   5.125  10/01/28     4,006,680
   3,400   California Statewide Communities Development Authority, Gemological Institute
             of America COPs (Connie Lee).................................................   6.00   05/01/20     3,660,202
  10,000   University of California, Multiple Purpose Refg Ser 1993 C (Ambac).............   5.125  09/01/18    10,083,900
                                                                                                              ------------
--------
                                                                                                                26,358,572
  25,900
                                                                                                              ------------
--------
           ELECTRIC REVENUE (8.3%)
   2,000   Burbank, Electric Ser 1998 (FSA)...............................................   4.75   06/01/23     1,914,000
           Los Angeles Department of Water & Power,
  11,025     Second Issue of 1993 (Secondary Ambac).......................................   5.40   11/15/13    11,444,832
   2,000     Second Issue of 1993 (Secondary Ambac).......................................   5.375  09/01/23     2,027,440
   5,000   Northern California Power Agency, Hydro #1 1993 Refg Ser A (MBIA)..............   5.50   07/01/16     5,166,850
           Sacramento Municipal Utility District,
   5,700     Refg 1994 Ser H (MBIA).......................................................   5.75   01/01/11     6,040,974
  13,000     Refg 1992 Ser A (FGIC).......................................................   8.007++ 08/15/18   14,267,500
           Southern California Public Power Authority,
   7,000     Mead-Adelanto 1994 Ser A (Ambac).............................................   5.15   07/01/15     7,239,050
   5,000     Mead-Phoenix 1994 Ser A (Ambac)..............................................   5.15   07/01/15     5,170,750
   1,750     Transmission Refg Ser 1988 (FGIC)............................................   0.00   07/01/06     1,392,055
   5,000   Turlock Irrigation District, Refg 1998 Ser A (MBIA)............................   5.00   01/01/26     4,957,700
           Puerto Rico Electric Power Authority,
   9,000     Power Ser O..................................................................   5.00   07/01/12     9,001,980
   2,000     Power Ser X..................................................................   5.50   07/01/25     2,025,420
                                                                                                              ------------
--------
                                                                                                                70,648,551
  68,475
                                                                                                              ------------
--------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                   COUPON  MATURITY
THOUSANDS                                                                                   RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           HOSPITAL REVENUE (5.6%)
$ 10,000   Antelope Valley Healthcare District, Refg Ser 1997 A (FSA).....................   5.20%  01/01/20  $ 10,136,300
           California Health Facilities Financing Authority,
   3,000     Catholic Health Corp Ser 1992 A (MBIA).......................................   6.375  10/01/22     3,168,540
   2,500     Sutter/CHS Ser 1996 A (MBIA).................................................   5.875  08/15/16     2,688,575
   2,000   California Statewide Communities Development Authority, Cedars-Sinai Medical
             Center Ser 1992 COPs.........................................................   6.50   08/01/12     2,239,920
  14,000   Duarte, City of Hope National Medical Center Ser 1999 A COPs...................   5.25   04/01/19    13,019,440
   7,500   Madera County, Valley Children's Hospital Ser 1995 COPs (MBIA).................   6.50   03/15/15     9,132,600
   4,000   Rancho Mirage Joint Powers Financing Authority, Eisenhower Medical Center
             Ser 1997 A COPs (MBIA).......................................................   5.25   07/01/17     4,110,440
   3,000   University of California, UCLA Medical Center Refg Ser 1994 (MBIA).............   5.50   12/01/14     3,128,340
                                                                                                              ------------
--------
                                                                                                                47,624,155
  46,000
                                                                                                              ------------
--------
           INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (1.6%)
           California Pollution Control Financing Authority,
   4,500     San Diego Gas & Electric Co 1996 Ser A.......................................   5.90   06/01/14     4,458,645
  10,000     Southern California Edison Co 1992 Ser B (AMT)...............................   6.40   12/01/24     9,253,000
                                                                                                              ------------
--------
                                                                                                                13,711,645
  14,500
                                                                                                              ------------
--------
           MORTGAGE REVENUE - MULTI-FAMILY (0.2%)
   2,000   California Housing Finance Agency, Rental II 1992 Ser B........................   6.70   08/01/15     2,079,660
                                                                                                              ------------
--------
           MORTGAGE REVENUE - SINGLE FAMILY (4.3%)
           California Housing Finance Agency,
   9,000     Home 1995 Ser J (Ambac)......................................................   6.00   08/01/17     9,468,540
     690     Home 1991 Ser C (AMT) (MBIA).................................................   7.00   08/01/23       712,715
   6,250     Purchase 1995 Ser B-2 (AMT)..................................................   6.30   08/01/24     6,388,312
   3,000     Home 1995 Ser M (AMT) (MBIA).................................................   6.15   08/01/27     3,116,580
   5,770     Home 1995 Ser K (AMT) (Ambac)................................................   6.25   08/01/27     5,817,256
   2,245     Home 1991 Ser G (AMT)........................................................   7.05   08/01/27     2,301,664
           California Rural Home Financing Authority,
   2,015     Home 1997 Ser D-CL 5 (AMT)...................................................   6.70   05/01/29     2,301,110
   2,880     1997 Ser A-2 (AMT)...........................................................   7.00   09/01/29     3,354,019
   1,915     Home 1998 Ser A (AMT)........................................................   6.35   12/01/29     2,117,684
   1,215   Puerto Rico Housing Finance Corporation, Portfolio One GNMA-Backed Ser C.......   6.85   10/15/23     1,254,585
                                                                                                              ------------
--------
                                                                                                                36,832,465
  34,980
                                                                                                              ------------
--------
           PUBLIC FACILITIES REVENUE (5.8%)
   4,000   Anaheim Public Financing Authority, Sub 1997 Ser C (FSA).......................   6.00   09/01/16     4,679,080
   5,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA)...............   6.52++ 06/01/15     5,312,500
           California Public Works Board,
  10,000     Department of Corrections Refg 1993 Ser A (Ambac)............................   5.00   12/01/19    10,334,800
   5,000     Department of Corrections 1998 Ser B (MBIA)..................................   5.00   09/01/21     4,999,650
   9,500   Los Angeles County, Public Properties Refg of 1987 COPs........................   0.00   04/01/04     8,140,645
   2,000   San Diego County, Downtown Courthouse Refg 1998 COPs (Ambac)...................   4.50   05/01/23     1,843,480
   2,000   San Francisco Redevelopment Agency, Ser 1998 (FSA).............................   5.00   07/01/25     1,986,020
  12,000   San Jose Financing Authority, Convention Center Refg 1993 Ser C................   6.375  09/01/13    12,405,960
                                                                                                              ------------
--------
                                                                                                                49,702,135
  49,500
                                                                                                              ------------
--------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                   COUPON  MATURITY
THOUSANDS                                                                                   RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           TAX ALLOCATION REVENUE (7.5%)
           Garden Grove Community Development Agency,
$  5,000     Refg Issue of 1993...........................................................   5.70%  10/01/13  $  5,093,550
   6,000     Refg Issue of 1993...........................................................   5.875  10/01/23     6,047,520
   1,000   Industry Urban-Development Agency, Transportation-Distribution-Industrial Redev
             Proj # 3 1992 Refg...........................................................   6.90   11/01/16     1,052,670
  25,250   Long Beach Financing Authority, Ser 1992 (Ambac)...............................   6.00   11/01/17    29,392,262
           Pleasanton Joint Powers Financing Authority,
  10,575     Reassessment 1993 Ser A......................................................   6.15   09/02/12    11,093,598
   1,500     Reassessment 1993 Ser A......................................................   6.20   09/02/17     1,561,290
  10,000   San Jose Redevelopment Agency, Ser 1999 (Ambac)................................   4.75   08/01/23     9,546,200
                                                                                                              ------------
--------
                                                                                                                63,787,090
  59,325
                                                                                                              ------------
--------
           TRANSPORTATION FACILITIES REVENUE (18.9%)
  10,000   Alameda Corridor Transportation Authority, Sr Lien Ser 1999 A (MBIA)...........   5.25   10/01/21    10,205,200
           Foothill/Eastern Transportation Corridor Agency,
   5,000     Toll Road Ser 1999 (MBIA)....................................................   5.125  01/15/19     5,073,650
  14,000     Toll Road Ser 1999...........................................................   0.00   01/15/23     8,361,080
  25,000     Toll Road Ser 1999...........................................................   0.00   01/15/38     2,604,000
           Long Beach,
   5,000     Harbor Refg Ser 1998 A (AMT) (FGIC)..........................................   6.00   05/15/17     5,717,850
   3,000     Harbor Refg Ser 1998 A (AMT) (FGIC)..........................................   6.00   05/15/19     3,408,390
  15,000     Harbor Ser 1995 (AMT) (MBIA).................................................   5.25   05/15/25    14,917,350
  10,000   Los Angeles, Department of Airports Refg 1995 Ser A (FGIC).....................   5.50   05/15/09    10,560,800
  22,000   Los Angeles County Transportation Commission, Sales Tax Ser 1991 B.............   6.50   07/01/13    22,696,520
   5,000   Orange County, Airport Refg Ser 1997 (AMT) (MBIA)..............................   5.50   07/01/11     5,335,550
  15,000   San Diego County Regional Transportation Commission, Sales Tax 1994 Ser A
             (FGIC).......................................................................   4.75   04/01/08    15,596,100
           San Francisco Airports Commission,
   4,055     San Francisco Int'l Airport Second Ser Refg Issue 4 (MBIA)...................   6.00   05/01/20     4,289,298
  10,000     San Francisco Int'l Airport Second Ser Issue 15 B (MBIA).....................   4.50   05/01/25     9,170,900
           San Francisco Bay Area Rapid Transit District,
   3,000     Sales Tax Ser 1995 (FGIC)....................................................   5.50   07/01/15     3,137,430
  10,000     Sales Tax Ser 1998 (Ambac)...................................................   4.75   07/01/23     9,586,300
           San Joaquin Hills Transportation Corridor Agency,
   6,000     Toll Road Refg Ser 1997 A (MBIA).............................................   0.00   01/15/15     3,011,040
   7,000     Toll Road Refg Ser 1997 A (MBIA).............................................   5.25   01/15/30     7,045,430
  10,000     Toll Road Refg Ser 1997 A (MBIA).............................................   0.00   01/15/31     2,017,200
  10,000     Toll Road Senior Lien........................................................   5.00   01/01/33     9,166,900
  10,000   Puerto Rico Highway & Transportation Authority, Ser 1998 A.....................   4.75   07/01/38     9,260,800
                                                                                                              ------------
--------
                                                                                                               161,161,788
 199,055
                                                                                                              ------------
--------
           WATER & SEWER REVENUE (17.5%)
           California Department of Water Resources,
   6,870     Central Valley Ser J-2.......................................................   6.125  12/01/13     7,026,705
  10,000     Central Valley Ser U.........................................................   5.00   12/01/29     9,871,600
   8,000   Castaic Lake Water Agency, Refg Ser 1994 A COPs (MBIA).........................   6.00   08/01/18     8,607,040

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                   COUPON  MATURITY
THOUSANDS                                                                                   RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           Contra Costa Water District,
$  1,000     1992 Ser E (Ambac)...........................................................   6.25%  10/01/12  $  1,180,420
  10,000     Ser G (MBIA).................................................................   5.50   10/01/19    10,322,200
           East Bay Municipal Utility District,
  13,000     Water Refg Ser 1992..........................................................   6.00   06/01/20    13,478,140
   7,000     Water Ser 1998 (MBIA)........................................................   4.75   06/01/34     6,587,210
  10,000   Eastern Municipal Water District, Water & Sewer Refg Ser 1998 A COPs (FGIC)....   4.75   07/01/23     9,570,800
  15,000   Los Angeles County Sanitation Districts Financing Authority, 1993 Ser A........   5.375  10/01/13    15,587,700
  17,000   Metropolitan Water District of Southern California, Waterworks 1997 Ser A......   5.00   07/01/26    16,854,650
  10,000   San Diego, Water 1998 Ser (FGIC)...............................................   4.75   08/01/28     9,484,300
           San Diego Public Facilities Financing Authority,
  10,000     Sewer Ser 1993 A.............................................................   5.25   05/15/20    10,092,700
   7,000     Sewer Ser 1995 (FGIC)........................................................   5.00   05/15/25     6,921,810
           San Francisco Public Utilities Commission,
   7,750     Water 1992 Refg Ser A........................................................   6.00   11/01/15     7,951,035
  10,870     Water 1996 Ser A.............................................................   5.00   11/01/21    10,827,498
   3,000   Santa Rosa, Wastewater Refg 1996 Ser A (FGIC)..................................   4.75   09/01/16     2,993,250
   2,000   Stockton, Wastewater 1998 Ser A COPs (MBIA)....................................   5.00   09/01/23     1,991,800
                                                                                                              ------------
--------
                                                                                                               149,348,858
 148,490
                                                                                                              ------------
--------

           OTHER REVENUE (0.2%)
   1,820   Orange County Community Facilities District #86-2, Ranch Santa Margarita Ser A
             1990.........................................................................   7.65   08/15/17     1,860,331
                                                                                                              ------------
--------

           REFUNDED (9.6%)
   4,000   California Statewide Communities Development Authority, UniHealth America 1993
             Ser A COPs (Ambac) (ETM).....................................................   5.50   10/01/14     4,369,200
  10,000   Desert Hospital District, Desert Hospital Corp Ser 1992 COPs...................   8.117++ 07/28/02+   11,162,500
           Foothills/Eastern Transportation Corridor Agency,
  15,000     Toll Road Sr Lien Ser 1995 A.................................................   6.00   01/01/07+   16,680,600
   4,000     Toll Road Sr Lien Ser 1995 A.................................................   0.00   01/01/10+    3,796,800
           Los Angeles Convention & Exhibition Center Authority,
  14,000     Ser 1985 COPs................................................................   9.00   12/01/05+   17,211,320
  10,000     Ser 1985 COPs................................................................   9.00   12/01/05+   12,293,800
   6,000   San Diego County Water Authority, Ser 1991- B COPs (MBIA)......................   7.77++ 04/27/06+    7,552,500
           Southern California Public Power Authority,
   5,000     Palo Verde Ser A (Ambac) (ETM)...............................................   5.00   07/01/15     5,105,000
   5,250     Transmission Refg Ser 1988 A (FGIC) (ETM)....................................   0.00   07/01/06     4,182,885
                                                                                                              ------------
--------
                                                                                                                82,354,605
  73,250
                                                                                                              ------------
--------

 794,195   TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (COST $728,189,817)..................................   777,485,171
                                                                                                              ------------
--------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                   COUPON  MATURITY
THOUSANDS                                                                                   RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM CALIFORNIA TAX-EXEMPT MUNICIPAL OBLIGATIONS (7.5%)
$  1,000   California Health Facilities Financing Authority, Adventist Health West
             1998 Ser B (MBIA) (Demand 01/02/01)..........................................   2.00*% 09/01/28  $  1,000,000
           California Pollution Control Financing Authority,
   4,800     Pacific Gas & Electric Co Ser 1996 D (Demand 01/02/01).......................   4.70*  11/01/26     4,800,000
  10,000     Pacific Gas & Electric Co Ser 1996 D (Demand 01/02/01).......................   4.70*  11/01/26    10,000,000
   2,985   California Statewide Communities Development Authority, John Muir/
             Mt Diablo Health COPs (Ambac) (Demand 01/02/01)..............................   2.10*  08/15/27     2,985,000
  16,600   Irvine Assessment District, #87-8 (Demand 01/02/01)............................   2.00*  09/02/24    16,600,000
   5,000   Irvine Ranch Water District, Ser 1989 (Demand 01/02/01)........................   2.10*  06/01/15     5,000,000
   3,700   Los Angeles County, 1991 Master Refg COPs......................................   7.758++ 05/01/01+    3,917,375
  19,700   Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992 (Demand 01/02/01)..   2.10*  10/01/22    19,700,000
                                                                                                              ------------
--------

  63,785   TOTAL SHORT-TERM CALIFORNIA TAX-EXEMPT MUNICIPAL OBLIGATIONS (COST $63,785,000)..................    64,002,375
                                                                                                              ------------
--------

$857,980    TOTAL INVESTMENTS (COST $791,974,817) (A)..................................................   98.5%    841,487,546
--------
--------

            OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    1.5      13,181,773
                                                                                                         -----   -------------

            NET ASSETS.................................................................................  100.0%  $ 854,669,319
                                                                                                         -----   -------------
                                                                                                         -----   -------------

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Prerefunded to maturity.
    ++      Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term securities change.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $51,394,402, and the aggregate gross unrealized depreciation is $1,881,673, resulting in net unrealized appreciation of $49,512,729.
BOND INSURANCE:
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company -- A wholly owned subsidiary of Ambac
            Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments in securities, at value
  (cost $791,974,817).........................................................................  $841,487,546
Cash..........................................................................................       253,285
Receivable for:
    Interest..................................................................................    11,968,017
    Shares of beneficial interest sold........................................................     3,342,793
    Investments sold..........................................................................       310,171
Prepaid expenses and other assets.............................................................        11,943
                                                                                                ------------
     TOTAL ASSETS.............................................................................   857,373,755
                                                                                                ------------
LIABILITIES:
Payable for:
    Dividends and distributions to shareholders...............................................     1,622,499
    Plan of distribution fee..................................................................       472,426
    Investment management fee.................................................................       384,553
    Shares of beneficial interest repurchased.................................................       116,999
Accrued expenses and other payables...........................................................       107,959
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     2,704,436
                                                                                                ------------
     NET ASSETS...............................................................................  $854,669,319
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $806,912,809
Net unrealized appreciation...................................................................    49,512,729
Accumulated undistributed net investment income...............................................       198,571
Accumulated net realized loss.................................................................    (1,954,790)
                                                                                                ------------
     NET ASSETS...............................................................................  $854,669,319
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................  $ 12,335,644
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       987,971
     NET ASSET VALUE PER SHARE................................................................        $12.49
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE).........................................        $13.04
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $732,667,995
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    58,296,675
     NET ASSET VALUE PER SHARE................................................................        $12.57
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................  $ 14,534,176
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     1,156,540
     NET ASSET VALUE PER SHARE................................................................        $12.57
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................  $ 95,131,504
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     7,589,813
     NET ASSET VALUE PER SHARE................................................................        $12.53
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $44,690,693
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................       20,458
Plan of distribution fee (Class B shares)......................................................    5,469,502
Plan of distribution fee (Class C shares)......................................................       98,621
Investment management fee......................................................................    4,273,310
Transfer agent fees and expenses...............................................................      190,447
Shareholder reports and notices................................................................       86,753
Professional fees..............................................................................       58,319
Custodian fees.................................................................................       32,139
Trustees' fees and expenses....................................................................       18,555
Other..........................................................................................       29,204
                                                                                                 -----------

     TOTAL EXPENSES............................................................................   10,277,308

Less: expense offset...........................................................................      (32,070)

Less: plan of distribution fee rebate (Class B shares).........................................   (2,988,988)
                                                                                                 -----------

     NET EXPENSES..............................................................................    7,256,250
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................   37,434,443
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain..............................................................................      384,875
Net change in unrealized appreciation/depreciation.............................................   54,275,838
                                                                                                 -----------

     NET GAIN..................................................................................   54,660,713
                                                                                                 -----------

NET INCREASE...................................................................................  $92,095,156
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................    $ 37,434,443       $ 39,314,265
Net realized gain/(loss)..............................................         384,875         (1,554,488)
Net change in unrealized appreciation/depreciation....................      54,275,838        (71,987,904)
                                                                          ------------       ------------

     NET INCREASE (DECREASE)..........................................      92,095,156        (34,228,127)
                                                                          ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares....................................................        (411,829)          (277,350)
    Class B shares....................................................     (34,240,678)       (38,495,780)
    Class C shares....................................................        (561,063)          (503,645)
    Class D shares....................................................      (2,022,239)           (37,490)
Net realized gain
    Class A shares....................................................        --                   (8,850)
    Class B shares....................................................        --               (1,176,642)
    Class C shares....................................................        --                  (18,511)
    Class D shares....................................................        --                   (1,125)
                                                                          ------------       ------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS................................     (37,235,809)       (40,519,393)
                                                                          ------------       ------------
Net increase (decrease) from transactions in shares of beneficial
  interest............................................................      17,888,348        (54,206,044)
                                                                          ------------       ------------

     NET INCREASE (DECREASE)..........................................      72,747,695       (128,953,564)
                                                                          ------------       ------------

NET ASSETS:
Beginning of period...................................................     781,921,624        910,875,188
                                                                          ------------       ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $198,571 AND $0,
    RESPECTIVELY).....................................................    $854,669,319       $781,921,624
                                                                          ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Tax-Free Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal and California income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on April 9, 1984 and commenced operations on July 11, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million; 0.525% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.50% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.45% to the portion of daily net assets in excess of $1.25 billion.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.75% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses as of December 31, 2000.

For the year ended December 31, 2000, the Distributor rebated a portion of the distribution fees paid by the fund on Class B shares in the amount of $2,988,988.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

shares of $804,617 and $4,550, respectively and received $23,699 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2000 aggregated $31,974,122 and $82,173,819, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $8,700.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,661. At December 31, 2000, the Fund had an accrued pension liability of $53,449 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

As part of the Fund's acquisition of the assets of Morgan Stanley Dean Witter Multi-State Municipal Series Trust -- California Series ("California Series"), the Fund obtained a net capital loss carryover of approximately $785,000 from California Series. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations. During the year ended December 31, 2000, the Fund utilized approximately $145,000 of this carryover. At December 31, 2000, the Fund had a net capital loss carryover of approximately $1,454,000 of which $98,000 will be available through December 31, 2006 and $1,356,000 will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.

As of December 31, 2000, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        DECEMBER 31, 2000           DECEMBER 31, 1999
                                                                   ---------------------------  --------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  -------------
CLASS A SHARES
Sold.............................................................    1,295,070  $  15,737,870       926,566  $  11,343,045
Reinvestment of dividends and distributions......................       19,943        239,352        11,792        142,937
Redeemed.........................................................     (862,762)   (10,589,748)     (699,644)    (8,463,085)
                                                                   -----------  -------------   -----------  -------------
Net increase - Class A...........................................      452,251      5,387,474       238,714      3,022,897
                                                                   -----------  -------------   -----------  -------------
CLASS B SHARES
Sold.............................................................    5,217,315     62,544,616     5,551,229     68,931,047
Reinvestment of dividends and distributions......................    1,400,796     16,888,842     1,629,078     20,067,143
Redeemed.........................................................  (13,225,560)  (158,170,778)  (12,258,765)  (151,099,720)
                                                                   -----------  -------------   -----------  -------------
Net decrease - Class B...........................................   (6,607,449)   (78,737,320)   (5,078,458)   (62,101,530)
                                                                   -----------  -------------   -----------  -------------
CLASS C SHARES
Sold.............................................................      600,780      7,343,832       849,916     10,411,727
Reinvestment of dividends and distributions......................       32,558        393,034        33,209        407,782
Redeemed.........................................................     (593,088)    (7,237,153)     (535,813)    (6,487,818)
                                                                   -----------  -------------   -----------  -------------
Net increase - Class C...........................................       40,250        499,713       347,312      4,331,691
                                                                   -----------  -------------   -----------  -------------
CLASS D SHARES
Sold.............................................................    1,444,406     17,414,511        47,799        586,296
Reinvestment of dividends and distributions......................       74,512        915,277           450          5,466
Acquisition of Morgan Stanley Dean Witter Multi-State Municipal
 Series Trust - California Series................................    7,362,735     89,008,730       --            --
Redeemed.........................................................   (1,379,085)   (16,600,037)       (4,315)       (50,864)
                                                                   -----------  -------------   -----------  -------------
Net increase in Class D..........................................    7,502,568     90,738,481        43,934        540,898
                                                                   -----------  -------------   -----------  -------------
Net increase (decrease) in Fund..................................    1,387,620  $  17,888,348    (4,448,498) $ (54,206,044)
                                                                   ===========  =============   ===========  =============

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

At December 31, 2000, the Fund held positions in residual interest bonds having a total value of $42,212,375, which represents 4.9% of the Fund's net assets.

9. ACQUISITION MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- CALIFORNIA SERIES

On July 24, 2000, the Fund acquired all the net assets of Morgan Stanley Dean Witter Multi-State Municipal Series Trust -- California Series ("California Series") based on the respective valuations as of the close of business on July 21, 2000, pursuant to a plan of reorganization approved by the shareholders of California Series on June 22, 2000. The acquisition was accomplished by a tax-free exchange of 7,362,735 shares Class D shares of the Fund at a net asset value of $12.09 per share for 8,550,957 shares of California Series. The net assets of the Fund and California Series immediately before the acquisition were $746,722,185, and $89,008,730, respectively, including unrealized appreciation of $1,622,886 for California Series. Immediately after the acquisition, the combined net assets of the Fund amounted to $835,730,915.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                    FOR THE YEAR ENDED DECEMBER 31,              JULY 28, 1997*
                                                          ----------------------------------------------------       THROUGH
                                                                2000              1999              1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period....................       $11.67            $12.75            $12.89            $12.80
                                                               ------            ------            ------            ------

Income (loss) from investment operations:
   Net investment income................................         0.58              0.58              0.59              0.27
   Net realized and unrealized gain (loss)..............         0.82             (1.06)             0.10              0.09
                                                               ------            ------            ------            ------

Total income (loss) from investment operations..........         1.40             (0.48)             0.69              0.36
                                                               ------            ------            ------            ------

Less dividends and distributions from:
   Net investment income................................        (0.58)            (0.58)            (0.59)            (0.27)
   Net realized gain....................................      --                  (0.02)            (0.24)          --
                                                               ------            ------            ------            ------

Total dividends and distributions.......................        (0.58)            (0.60)            (0.83)            (0.27)
                                                               ------            ------            ------            ------

Net asset value, end of period..........................       $12.49            $11.67            $12.75            $12.89
                                                               ======            ======            ======            ======

TOTAL RETURN+...........................................        12.17%            (3.91)%            5.50%             2.82%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................................         0.83%(3)          0.78%(3)(4)        0.83%(3)         0.78%(2)

Net investment income...................................         4.80%(3)          4.70%(3)          4.58%(3)          4.47%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.................      $12,336            $6,253            $3,788            $1,175

Portfolio turnover rate.................................            4%                5%               20%               15%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------------
                                            2000                1999                   1998               1997*          1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of
 period...............................    $ 11.73             $ 12.81                $ 12.92             $ 12.57       $ 12.92
                                          -------             -------                -------             -------       -------

Income (loss) from investment
 operations:
   Net investment income..............       0.57                0.57                   0.58                0.57          0.58
   Net realized and unrealized gain
   (loss).............................       0.84               (1.06)                  0.13                0.35         (0.21)
                                          -------             -------                -------             -------       -------

Total income (loss) from investment
 operations...........................       1.41               (0.49)                  0.71                0.92          0.37
                                          -------             -------                -------             -------       -------

Less dividends and distributions from:
   Net investment income..............      (0.57)              (0.57)                 (0.58)              (0.57)        (0.58)
   Net realized gain..................     --                   (0.02)                 (0.24)             --             (0.14)
                                          -------             -------                -------             -------       -------

Total dividends and distributions.....      (0.57)              (0.59)                 (0.82)              (0.57)        (0.72)
                                          -------             -------                -------             -------       -------

Net asset value, end of period........    $ 12.57             $ 11.73                $ 12.81             $ 12.92       $ 12.57
                                          =======             =======                =======             =======       =======

TOTAL RETURN+.........................      12.29%              (3.99)%                 5.63%               7.51%         3.13%

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................       0.93%(1)(3)         0.91%(1)(2)(3)         0.95%(1)(3)         1.33%         1.32%(2)

Net investment income.................       4.70%(1)(3)         4.57%(1)(3)            4.46%(1)(3)         4.51%         4.66%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands............................   $732,668            $761,548               $896,685            $914,474      $975,702

Portfolio turnover rate...............          4%                  5%                    20%                 15%           11%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2)  Does not reflect the effect of expense offset of 0.01%.
(3) If the Distributor had not rebated a portion of its fees to the Fund, the expense and net investment income ratios would have been 1.34% and 4.29%, respectively, for the year ended December 31, 2000 and 1.34% and 4.14%, respectively, for the year ended December 31, 1999 and 1.33% and 4.08%, respectively, for the year ended December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                    FOR THE PERIOD
                                                             FOR THE YEAR ENDED DECEMBER 31,        JULY 28, 1997*
                                                            ----------------------------------          THROUGH
                                                              2000        1999           1998      DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period......................  $  11.73     $ 12.81        $12.92          $12.80
                                                            --------     -------        ------          ------

Income (loss) from investment operations:
   Net investment income..................................      0.52        0.51          0.53            0.23
   Net realized and unrealized gain (loss)................      0.84       (1.06)         0.13            0.12
                                                            --------     -------        ------          ------

Total income (loss) from investment operations............      1.36       (0.55)         0.66            0.35
                                                            --------     -------        ------          ------

Less dividends and distributions from:
   Net investment income..................................     (0.52)      (0.51)        (0.53)          (0.23)
   Net realized gain......................................     --          (0.02)        (0.24)        --
                                                            --------     -------        ------          ------

Total dividends and distributions.........................     (0.52)      (0.53)        (0.77)          (0.23)
                                                            --------     -------        ------          ------

Net asset value, end of period............................  $  12.57     $ 11.73        $12.81          $12.92
                                                            ========     =======        ======          ======

TOTAL RETURN+.............................................     11.74%      (4.41)%        5.22%           2.80%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................      1.34%(3)    1.34%(3)(4)   1.33%(3)        1.31%(2)

Net investment income.....................................      4.29%(3)    4.14%(3)      4.08%(3)        4.24%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...................   $14,534     $13,099        $9,849          $3,610

Portfolio turnover rate...................................         4%          5%           20%             15%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                                 FOR THE PERIOD
                                                                    FOR THE YEAR ENDED DECEMBER 31,              JULY 28, 1997*
                                                          ----------------------------------------------------       THROUGH
                                                                2000              1999              1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period....................       $11.71            $12.78            $12.92            $12.80
                                                               ------            ------            ------            ------

Income (loss) from investment operations:
   Net investment income................................         0.61              0.60              0.63              0.28
   Net realized and unrealized gain (loss)..............         0.82             (1.05)             0.10              0.12
                                                               ------            ------            ------            ------

Total income (loss) from investment operations..........         1.43             (0.45)             0.73              0.40
                                                               ------            ------            ------            ------

Less dividends and distributions from:
   Net investment income................................        (0.61)            (0.60)            (0.63)            (0.28)
   Net realized gain....................................      --                  (0.02)            (0.24)          --
                                                               ------            ------            ------            ------

Total dividends and distributions.......................        (0.61)            (0.62)            (0.87)            (0.28)
                                                               ------            ------            ------            ------

Net asset value, end of period..........................       $12.53            $11.71            $12.78            $12.92
                                                               ======            ======            ======            ======

TOTAL RETURN+...........................................        12.50%            (3.63)%            5.77%             3.18%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................................         0.59%(3)          0.59%(3)(4)        0.58%(3)         0.60%(2)

Net investment income...................................         5.04%(3)          4.89%(3)          4.83%(3)          5.34%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.................      $95,132            $1,021              $554               $45

Portfolio turnover rate.................................            4%                5%               20%               15%

---------------------

 *   The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX- FREE INCOME
FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter California Tax-Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the respective stated periods ended December 31, 1999 were audited by other independent accountants whose report, dated February 7, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Tax-Free Income Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 8, 2001

                      2000 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended December 31, 2000, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX- FREE INCOME
FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.



The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.



In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.



The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX- FREE INCOME
FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND



In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter California Tax-Free Income Fund (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended December 31, 1999 and the financial highlights for each of the years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to December 31, 1999.



PricewaterhouseCoopers LLP


1177 Avenue of the Americas
New York, New York 10036
February 7, 2000

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
     Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.
     "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS ( ): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

    SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

    SP-2 denotes a satisfactory capacity to pay principal and interest.

    SP-3 denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payments is very strong.

    A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

    A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                             MUNICIPAL BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving,"where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

           MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

                            PART C OTHER INFORMATION

ITEM 23.       EXHIBITS

1 (a). Declaration of Trust of the Registrant, dated April 9, 1984, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1 (b). Amendment, dated May 21, 1984, to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 17, 2000.

1 (c). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on July 17, 1997.

1 (d). Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 1999.

3.             Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

5 (a). Amended Distribution Agreement between the Registrant and Morgan Stanley Dean Witter Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

5 (b). Selected Dealers Agreement between Morgan Stanley Dean Witter Distributors Inc. and Dean Witter Reynolds Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 24, 1994.

5 (c). Omnibus Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 16 to the Registration Statement of Form N-1A, filed on February 26, 1999.

6. Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to
               Exhibit 6 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 1999.




7 (a). Custody Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 23, 1996.

7 (b). Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 13, 1997.

8 (a). Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, filed herein.


8 (b). Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc., dated June 22, 1998, is incorporated by reference to
               Exhibit 8 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

9. Opinion of Sheldon Curtis, Esq., dated March 20, 1985, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 17, 2000.

10 (a).        Consent of Independent Auditors, filed herein.

10 (b).        Consent of PricewaterhouseCoopers, LLP.

11.            Not Applicable.

12.            Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Dean Witter Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on July 17, 1997.

14. Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated December 1, 2000, filed herein.

16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc., and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities, filed herein.

16 (b). Code of Ethics of the Morgan Stanley Dean Witter Fund, filed herein.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 23, 1995 and Exhibit (Other) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 6, 1998. The Power of Attorney of James F. Higgins is filed herein.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
          None

Item 25.  INDEMNIFICATION.
     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

          Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

          The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

          Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

         The principal address of MSDW Advisors, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Dean Witter Reynolds Inc. ("DWR") and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM") and Morgan Stanley Dean Witter Investment Group Inc. ("MSDWIG") is 1221 Avenue of the Americas, New York, New York 10020. The principal address of Morgan Stanley Dean Witter Investment Management Ltd. and Morgan Stanley & Co. International Limited is 25 Cabot Square, London, England. The principal address of Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") is 2 Harborside Financial Center, Jersey City, New Jersey 07311.The principal address of Miller Anderson & Sherrerd, LLP ("MAS"), MAS Funds and MAS Distribution Inc. is One Tower Bridge, West Conshohocken, PA 19428. The principal address of Van Kampen Investment Asset Management Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181.

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION,
                                        VOCATION OR EMPLOYMENT, INCLUDING NAME,
                                        PRINCIPAL ADDRESS AND NATURE OF
NAME AND POSITION WITH MSDW ADVISORS    CONNECTION
------------------------------------    ----------------------------------------
Mitchell M. Merin                       President and Chief Operating Officer of
President, Chief Executive Officer      Morgan Stanley Dean Witter Asset
and Director                            Management; Chairman, Chief Executive
                                        Officer and Director of MSDW
                                        Distributors and MSDW Trust; President,
                                        Chief Executive Officer and Director of
                                        MSDW Services; President of the Morgan
                                        Stanley Dean Witter Funds; Executive
                                        Vice President and Director of DWR;
                                        Director of MSDWIM; Member of the
                                        Executive Committee of MAS; Director of
                                        various MSDW subsidiaries; Trustee of
                                        various Van Kampen investment companies.

Barry Fink                              Managing Director and General Counsel of
Managing Director,                      Morgan Stanley Dean Witter Asset
Secretary, General Counsel              Management; Managing Director,
and Director                            Secretary, General Counsel and Director
                                        of MSDW Services; Vice President and
                                        Secretary of MSDW Distributors; Vice
                                        President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds.

Joseph J. McAlinden                     Chief Investment Officer and Managing
Managing Director and                   Director of MSDWIM; Chief Investment
Chief Investment Officer                Officer of MAS; Director of MSDW Trust.


Barton M. Biggs                         Chairman, Managing Director and Director
Managing Director                       of MSDWIM; Managing Director of MAS.

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION,
                                        VOCATION OR EMPLOYMENT, INCLUDING NAME,
                                        PRINCIPAL ADDRESS AND NATURE OF
NAME AND POSITION WITH MSDW ADVISORS    CONNECTION
------------------------------------    ----------------------------------------

Thomas L. Bennett                       Managing Director and Director of
Managing Director                       MSDWIM; Director of MSDW Universal
                                        Funds, Inc.; Managing Director of MAS;
                                        Executive Committee member of MAS;
                                        Chairman of the MAS Funds; Director of
                                        MAS Distribution Inc.

Ronald E. Robison                       Executive Vice President, Chief
Executive Vice President,               Administrative Officer and and Director
Chief Administrative Officer and        of MSDW Services.
Director

Arden C. Armstrong                      Managing Director of MSDWIM and MAS.
Managing Director

W. David Armstrong                      Managing Director of MSDWIM and MAS.
Managing Director

Dominic P. Caldecott                    Managing Director of MSDWIM, MAS and
Managing Director                       Morgan Stanley Dean Witter Investment
                                        Management Ltd.; Vice President and
                                        Investment Manager of Morgan Stanley &
Jesse L. Carroll, Jr.                   Co. International Limited. Managing
Managing Director                       Director of MSDWIG, MSDWIM and MAS.

Stephen F. Esser                        Managing Director of MSDWIM and MAS.
Managing Director

Philip W. Friedman                      Managing Director of MSDWIM and MAS.
Managing Director

Rajesh K. Gupta                         Managing Director and Chief Investment
Managing Director and                   Officer- Investments of MSDWIM; Chief
Chief Administrative Officer-           Administrative Officer-Investments of
Investments                             MAS.

William Lock                            Managing Director of MSDWIM and MAS.
Managing Director

Margaret P. Naylor                      Managing Director of MSDWIM and MAS.
Managing Director

Narayan Ramachandran                    Managing Director of MSDWIM and MAS.
Managing Director

Scott F. Richard                        Managing Director of MSDWIM and MAS.
Managing Director

Gary G. Schlarbaum                      Managing Director of MSDWIM and MAS;
Managing Director                       Executive Committee Member of MAS.

Ann D. Thivierage                       Managing Director of MSDWIM and MAS.
Managing Director

Paul D. Vance                           Managing Director of MSDWIM and MAS.
Managing Director

Peter J. Wright                         Managing Director of MSDWIM and MAS.
Managing Director

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION,
                                        VOCATION OR EMPLOYMENT, INCLUDING NAME,
                                        PRINCIPAL ADDRESS AND NATURE OF
NAME AND POSITION WITH MSDW ADVISORS    CONNECTION
------------------------------------    ----------------------------------------

Robert E. Angevine                      Principal of MSDWIM and MAS.
Principal

Benjamin J. Gord                        Principal of MSDWIM and MAS.
Principal

Gordon W. Loery                         Principal of MSDWIM and MAS.
Principal

Deanna L. Loughnane                     Principal of MSDWIM and MAS.
Principal

Angelo Manioudakis                      Principal of MSDWIM and MAS.
Principal

Paul F. O'Brien                         Principal of MSDWIM and MAS.
Principal

Robert S. Giambrone                     Senior Vice President of MSDW Services,
Senior Vice President                   MSDW Distributors and MSDW Trust;
                                        Director of MSDW Trust.

John B. Kemp, III                       President of MSDW Distributors.
Senior Vice President

Item 27.   PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)       Active Assets California Tax-Free Trust
(2)       Active Assets Government Securities Trust
(3)       Active Assets Institutional Money Trust
(4)       Active Assets Money Trust
(5)       Active Assets Premier Money Trust
(6)       Active Assets Tax-Free Trust
(7)       Morgan Stanley Dean Witter 21st Century Trend Fund
(8)       Morgan Stanley Dean Witter Aggressive Equity Fund
(9)       Morgan Stanley Dean Witter All Star Growth Fund
(10)      Morgan Stanley Dean Witter American Opportunities Fund
(11)      Morgan Stanley Dean Witter Balanced Growth Fund
(12)      Morgan Stanley Dean Witter Balanced Income Fund
(13)      Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(14)      Morgan Stanley Dean Witter California Tax-Free Income Fund
(15)      Morgan Stanley Dean Witter Capital Growth Securities
(16)      Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS
          PORTFOLIO"
(17)      Morgan Stanley Dean Witter Convertible Securities Trust
(18)      Morgan Stanley Dean Witter Developing Growth Securities Trust
(19)      Morgan Stanley Dean Witter Diversified Income Trust
(20)      Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(21)      Morgan Stanley Dean Witter Equity Fund
(22)      Morgan Stanley Dean Witter European Growth Fund Inc.
(23)      Morgan Stanley Dean Witter Federal Securities Trust
(24)      Morgan Stanley Dean Witter Financial Services Trust
(25)      Morgan Stanley Dean Witter Fund of Funds
(26)      Morgan Stanley Dean Witter Global Dividend Growth Securities
(27)      Morgan Stanley Dean Witter Global Utilities Fund

(28)      Morgan Stanley Dean Witter Growth Fund
(29)      Morgan Stanley Dean Witter Hawaii Municipal Trust
(30)      Morgan Stanley Dean Witter Health Sciences Trust
(31)      Morgan Stanley Dean Witter High Yield Securities Inc.
(32)      Morgan Stanley Dean Witter Income Builder Fund
(33)      Morgan Stanley Dean Witter Information Fund
(34)      Morgan Stanley Dean Witter Intermediate Income Securities
(35)      Morgan Stanley Dean Witter International Fund
(36)      Morgan Stanley Dean Witter International SmallCap Fund
(37)      Morgan Stanley Dean Witter Japan Fund
(38)      Morgan Stanley Dean Witter Latin American Growth Fund
(39)      Morgan Stanley Dean Witter Limited Term Municipal Trust
(40)      Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(41)      Morgan Stanley Dean Witter Market Leader Trust
(42)      Morgan Stanley Dean Witter Mid-Cap Equity Trust
(43)      Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(44)      Morgan Stanley Dean Witter Natural Resource Development Securities
          Inc.
(45)      Morgan Stanley Dean Witter New Discoveries Fund
(46)      Morgan Stanley Dean Witter New York Municipal Money Market Trust
(47)      Morgan Stanley Dean Witter New York Tax-Free Income Fund
(48)      Morgan Stanley Dean Witter Next Generation Trust
(49)      Morgan Stanley Dean Witter North American Government Income Trust
(50)      Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(51)      Morgan Stanley Dean Witter Prime Income Trust
(52)      Morgan Stanley Dean Witter Real Estate Fund
(53)      Morgan Stanley Dean Witter S&P 500 Index Fund
(54)      Morgan Stanley Dean Witter S&P 500 Select Fund
(55)      Morgan Stanley Dean Witter Short-Term Bond Fund
(56)      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(57)      Morgan Stanley Dean Witter Small Cap Growth Fund
(58)      Morgan Stanley Dean Witter Special Value Fund
(59)      Morgan Stanley Dean Witter Strategist Fund
(60)      Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(61)      Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(62)      Morgan Stanley Dean Witter Tax-Managed Growth Fund
(63)      Morgan Stanley Dean Witter Technology Fund
(64)      Morgan Stanley Dean Witter Total Market Index Fund
(65)      Morgan Stanley Dean Witter Total Return Trust
(66)      Morgan Stanley Dean Witter U.S. Government Money Market Trust
(67)      Morgan Stanley Dean Witter U.S. Government Securities Trust
(68)      Morgan Stanley Dean Witter Utilities Fund
(69)      Morgan Stanley Dean Witter Value-Added Market Series
(70)      Morgan Stanley Dean Witter Value Fund
(71)      Morgan Stanley Dean Witter Variable Investment Series
(72)      Morgan Stanley Dean Witter World Wide Income Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                   POSITIONS AND OFFICE WITH MSDW DISTRIBUTORS
James F. Higgins       Director

Philip J. Purcell      Director

John Schaeffer         Director

Charles Vadala         Senior Vice President and Financial Principal.

Item 28.        LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.        MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

Item 30.        UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of February, 2001.

                     MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

                     By: /S/ BARRY FINK
                         -------------------------------------------------
                             Barry Fink
                             Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURES                         TITLE                                   DATE
(1) Principal Executive Officer         Chairman, Chief Executive Officer
                                        and Trustee

By:/s/ Charles A. Fiumefreddo                                                   02/28/01
   ---------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer         Treasurer and Principal
                                        Accounting Officer

By: /s/ Thomas F. Caloia                                                        02/28/01
    --------------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By: /s/ Barry Fink                                                              02/28/01
    ----------------------------------
         Barry Fink
         Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        John L. Schroeder

By: /s/ David M. Butowsky                                                       02/28/01
    --------------------------------
         David M. Butowsky
         Attorney-in-Fact

           MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

                            PART C OTHER INFORMATION

8 (a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB

10 (a).       Consent of Independent Auditors

10 (b).       Consent of PricewaterhouseCoopers LLP

14.           Amended and Restated Multi-Class Plan pursuant to Rule 18f-3

16 (a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities

16 (b).       Code of Ethics of the Morgan Stanley Dean Witter Funds

Other         Power of Attorney of James F. Higgins